Exhibit 99.1
Non-GAAP Financial Measures
This Exhibit 99.1 includes Non-GAAP financial measures for:

•	operating profit (loss)

•	net earnings (loss)

•	earnings (loss) per diluted share

•	earnings before interest, taxes, depreciation, and amortization ("EBITDA")

•	adjusted EBITDA

•	gross margins
Reconciliations of each of these Non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in: (i) the “Reconciliation of GAAP To Non-GAAP Operating Profit (Loss), Adjusted EBITDA, Net Earnings (Loss) and Earnings (Loss) Per Share”, (ii) the “Reconciliation of GAAP to Non-GAAP Operating Profit (Loss)”, and (iii) the “Reconciliation of GAAP to Non-GAAP Gross Margins”, each of which is included in this Exhibit 99.1.
Our Non-GAAP measures should be read in conjunction with the corresponding GAAP measures. The Non-GAAP measures should be considered in addition to and not as an alternative or substitute for the measures prepared in accordance with generally accepted accounting principles.
Supplemental Information about EBITDA and Adjusted EBITDA calculation
Intermec is providing disclosure of the reconciliation of certain Non-GAAP financial measures used in our financial reporting and within our press release, among other places, to our comparable financial measures on a U.S. GAAP basis. The Company believes that these Non-GAAP financial measures provide investors the additional information to evaluate financial performance in a way that is comparable to measures reported by other technology companies.
Earnings before interest, taxes, depreciation, and amortization (“EBITDA”) is net income/loss before provisions for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered an alternative to, or more meaningful than, income before income taxes, cash flow from operations, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of adjusted EBITDA adds back the non-cash effect of stock-based compensation as accounted for under ACS 718 as we believe this is a meaningful view of our true cash earnings. Adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this Non-GAAP measure in the same manner.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands)

	March 31, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$87,930	$85,169
Short-term investments	235	197
Accounts receivable, net	122,279	118,647
Inventories	100,318	110,168
Current deferred tax assets, net	7,129	7,225
Other current assets	23,057	24,592
Total current assets	340,948	345,998
Deferred tax assets, net	8,052	8,514
Goodwill	92,353	92,353
Intangible assets, net	41,455	44,742
Property, plant and equipment, net of accumulated depreciation of $148,946 and $144,602	42,207	44,327
Other assets, net	19,472	20,336
Total assets	$544,487	$556,270
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$67,984	$76,440
Payroll and related expenses	23,919	22,410
Accrued expenses	37,782	38,149
Deferred revenue	59,677	51,898
Financing lease obligation	2,533	2,460
Total current liabilities	191,895	191,357
Long-term debt	65,000	65,000
Long-term financing lease obligation	171	831
Pension and other postretirement benefits liabilities	126,401	125,546
Long-term deferred revenue	36,247	33,186
Other long-term liabilities	13,735	13,730
Commitments and contingencies
Shareholders’ equity:
Common stock (250,000 shares authorized, 63,510 and 63,453 shares issued and 60,467 and 60,354 outstanding)	639	639
Additional paid-in capital	707,838	705,755
Accumulated deficit	(506,347)	(492,830)
Accumulated other comprehensive loss	(91,092)	(86,944)
Total shareholders’ equity	111,038	126,620
Total liabilities and shareholders’ equity	$544,487	$556,270

INTERMEC, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2013	April 1, 2012
Revenues:
Product	$157,479	$138,017
Service	41,912	41,661
Total revenues	199,391	179,678
Costs and expenses:
Cost of product revenues	101,485	92,078
Cost of service revenues	21,738	21,675
Research and development, net	21,025	20,009
Selling, general and administrative	66,626	66,007
Gain on sale of assets	—	(1,400)
Restructuring costs	115	—
Impairment of goodwill	—	14,925
Total costs and expenses	210,989	213,294

Operating loss	(11,598)	(33,616)
Interest income	3	121
Interest expense	(761)	(750)
Loss before income taxes	(12,356)	(34,245)
Income tax expense	1,161	207,845
Net loss	$(13,517)	$(242,090)

Loss per share:
Basic	$(0.22)	$(4.03)
Diluted	$(0.22)	$(4.03)

Shares used in computing loss per share:
Basic	60,662	60,030
Diluted	60,662	60,030

INTERMEC, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended
	March 31, 2013	April 1, 2012
Cash and cash equivalents at beginning of the period	$85,169	$95,108

Cash flows from operating activities:
Net loss	(13,517)	(242,090)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	8,209	8,808
Deferred taxes	539	210,804
Stock-based compensation	1,968	2,641
Impairment of goodwill	—	14,925
Gain on sale of assets	—	(1,400)
Change in pension and other postretirement plans	(1,008)	(302)
Changes in operating assets and liabilities:
Accounts receivable	(5,623)	29,899
Inventories	9,808	(3,916)
Other current assets	938	(4,724)
Accounts payable	(8,303)	(17,468)
Payroll and related expenses	1,756	(8,964)
Accrued expenses	393	(5,779)
Deferred revenue	11,348	6,099
Other long-term liabilities	53	(782)
Other operating activities	1,103	230
Net cash provided by (used in) operating activities	7,664	(12,019)

Cash flows from investing activities:
Additions to property, plant and equipment	(2,905)	(1,792)
Proceeds from sale of assets	—	1,650
Other investing activities	(170)	(11)
Net cash used in investing activities	(3,075)	(153)

Cash flows from financing activities:
Financing lease obligation	(588)	—
Stock options exercised and other	116	675
Net cash (used in) provided by financing activities	(472)	675

Effect of exchange rate changes on cash and cash equivalents	(1,356)	1,710
Net change in cash and cash equivalents	2,761	(9,787)

Cash and cash equivalents at end of the period	$87,930	$85,321

INTERMEC, INC.
RECONCILIATION OF GAAP TO NON-GAAP
OPERATING PROFIT (LOSS), ADJUSTED EBITDA,
NET EARNINGS (LOSS) AND EARNINGS (LOSS) PER SHARE
(Unaudited; In millions, except per share amounts)

	Three Months Ended March 31, 2013			Three Months Ended April 1, 2012
	Operating Profit (Loss)	Net Earnings (Loss)	Earnings (Loss) Per Share	Operating Profit (Loss)	Net Earnings (Loss)	Earnings (Loss) Per Share
Operating loss as reported	$(11.6)	$(13.5)	$(0.22)	$(33.6)	$(242.1)	$(4.03)
Acquisition related adjustments	3.2	3.2	0.05	4.9	3.0	0.05
Merger related costs	3.1	3.1	0.05	—	—	—
Restructuring costs	0.1	—	—	—	—	—
Impairment of goodwill	—	—	—	14.9	14.9	0.25
Deferred taxes and valuation allowance	—	0.1	—	—	211.5	3.52
Non-GAAP loss as adjusted	$(5.2)	$(7.1)	$(0.12)	$(13.8)	$(12.7)	$(0.21)
Depreciation and other amortization	5.0			4.3
Stock-based compensation	2.0			2.6
Adjusted EBITDA	$1.8			$(6.9)

INTERMEC, INC.
RECONCILIATION OF GAAP TO NON-GAAP
OPERATING PROFIT (LOSS)
(Unaudited; In thousands)

	Three Months Ended March 31, 2013			Three Months Ended April 1, 2012
	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results
Total revenues	$199,391	$—	$199,391	$179,678	$—	$179,678
Costs and expenses:
Cost of revenues	123,223	(1,989)	121,234	113,753	(3,648)	110,105
Research and development	21,025	—	21,025	20,009	—	20,009
Selling, general and administrative	66,626	(4,345)	62,281	66,007	(1,201)	64,806
Gain on sale of assets	—	—	—	(1,400)	—	(1,400)
Restructuring costs	115	(115)	—	—	—	—
Impairment of goodwill	—	—	—	14,925	(14,925)	—
Total costs and expenses	210,989	(6,449)	204,540	213,294	(19,774)	193,520

Operating profit (loss)	$(11,598)	$6,449	$(5,149)	$(33,616)	$19,774	$(13,842)
INTERMEC, INC.
RECONCILIATION OF GAAP TO NON-GAAP
GROSS MARGINS
(Unaudited; In thousands)

	Three Months Ended March 31, 2013			Three Months Ended April 1, 2012
	As Reported	Non-GAAP Adjustments	Non-GAAP As Adjusted	As Reported	Non-GAAP Adjustments	Non-GAAP As Adjusted
Revenues:
Product	$157,479	$—	$157,479	$138,017	$—	$138,017
Service	41,912	—	41,912	41,661	—	41,661
Total revenues	$199,391	$—	$199,391	$179,678	$—	$179,678
Cost of revenues:
Product	$101,485	$(1,989)	$99,496	$92,078	$(3,648)	$88,430
Service	21,738	—	21,738	21,675	—	21,675
Total cost of revenues	$123,223	$(1,989)	$121,234	$113,753	$(3,648)	$110,105
Gross margins:
Product	35.6%		36.8%	33.3%		35.9%
Service	48.1%		48.1%	48.0%		48.0%
Total	38.2%		39.2%	36.7%		38.7%

PRELIMINARY
INTERMEC, INC.
SUPPLEMENTAL SALES INFORMATION BY CATEGORY
(Unaudited; Amounts in millions)

	Three Months Ended
	March 31, 2013	Percent of Revenues	April 1, 2012	Percent of Revenues	Percent Change in Revenues
Revenues by category:
Intermec-branded:
Systems and solutions	$100.8	50.5%	$81.8	45.5%	23.2%
Printer and media	39.4	19.8%	37.1	20.6%	6.2%
Service	33.0	16.5%	33.4	18.6%	(1.2)%
Voice solutions	26.2	13.2%	27.4	15.3%	(4.4)%
Total revenues	$199.4	100.0%	$179.7	100.0%	11.0%
PRELIMINARY
INTERMEC, INC.
SUPPLEMENTAL SALES INFORMATION BY GEOGRAPHICAL REGION
(Unaudited; Amounts in millions)

	Three Months Ended
	March 31, 2013	Percent of Revenues	April 1, 2012	Percent of Revenues	Percent Change in Revenues
Revenues by geographic region:
North America	$96.7	48.4%	$91.7	51.0%	5.5%
Europe, Middle East and Africa (EMEA)	72.3	36.3%	54.6	30.4%	32.4%
Latin America (LATAM)	21.1	10.6%	19.9	11.1%	6.0%
Asia Pacific (ASIAPAC)	9.3	4.7%	13.5	7.5%	(31.1)%
Total revenues	$199.4	100.0%	$179.7	100.0%	11.0%